                                                                    Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)

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                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

(State of incorporation                                       13-4994650
if not a national bank)                                 (I.R.S. employer
                                                     identification No.)

1111 POLARIS PARKWAY                                               43271
COLUMBUS, OHIO                                                (Zip Code)
(Address of principal executive offices)

                                Thomas F. Godfrey
                  Vice President and Assistant General Counsel
                    JPMorgan Chase Bank, National Association
                       1 Chase Manhattan Plaza, 25th Floor
                               New York, NY 10081
                               Tel: (212) 552-2192
            (Name, address and telephone number of agent for service)

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                            CENTERPOINT ENERGY, INC.
               (Exact name of obligor as specified in its charter)

TEXAS                                                         74-0694415
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                       identification No.)

1111 LOUISIANA STREET                                              77002
HOUSTON, TEXAS                                                (Zip Code)
(Address of principal executive
offices)

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                3.75% CONVERTIBLE SENIOR NOTES, SERIES B DUE 2023
                       (Title of the indenture securities)

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                                     GENERAL

Item 1. General Information.

      Furnish the following information as to the trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency, Washington, D.C.

                  Board of Governors of the Federal Reserve System, Washington, D.C., 20551

                  Federal Deposit Insurance Corporation, Washington, D.C.,
                  20429.

            (b)   Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2. Affiliations with the Obligor and Guarantors.

      If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

      None.
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Item 16. List of Exhibits

      List below all exhibits filed as a part of this Statement of Eligibility.

      1. A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

      2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

      3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

      4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

      5. Not applicable.

      6. The consent of the Trustee required by Section 321(b) of the Act. (See
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference.)

      7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      8. Not applicable.

      9. Not applicable.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 26th day of May, 2005.

                                      JPMORGAN CHASE BANK, N.A.

                                      By: /s/ Carol Logan
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                                          Carol Logan
                                          Authorized Officer

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